UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 29, 2007

RSB BONDCO LLC
(Exact name of Co-Registrant and Issuing Entity as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

41-2233956
(I.R.S. Employer Identification No.)

Suite 202
103 Foulk Road
Wilmington, Delaware 19803
(302) 691-6409
 (Address, including zip code, and telephone number, including area code, of principal executive office)

BALTIMORE GAS AND ELECTRIC COMPANY
(Exact name of Co-Registrant, Depositor and Sponsor as specified in its charter)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-0280210
(I.R.S. Employer Identification No.)

110 W. Fayette Street
Baltimore, Maryland 21201
(410) 685-0123
(Address, including zip code, and telephone number, including area code, of principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2007 RSB BondCo LLC (the “Issuing Entity”) issued $623,200,000 aggregate principal amount of Rate Stabilization Bonds, Series A (the “Offering”).  In connection with the Offering, the Issuing Entity and, in certain instances, its sole member, Baltimore Gas and Electric Company (“BGE”), have entered into the agreements described below and listed in Item 9.01.  The descriptions of these agreements are qualified in their entirety by reference to the agreements themselves, which are annexed hereto as Exhibits 4.1, 4.2, 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Rate Stabilization Property Purchase and Sale Agreement

The Rate Stabilization Property Purchase and Sale Agreement  (the “Sale Agreement”) between the Issuing Entity and BGE, as Seller, governs the sale of all of BGE’s right, title and interest in, to and under certain rate stabilization property (the “Rate Stabilization Property”), which will include the right to impose, collect and receive a qualified rate stabilization charge (the “Qualified Rate Stabilization Charge”) from all of BGE’s existing and future residential customers. BGE, as Seller, has agreed to indemnify the Issuing Entity and the Indenture Trustee under the Indenture described below, on behalf of the holders of the Rate Stabilization Bonds, for certain tax matters, and for breaches of BGE’s representations, warranties and covenants in connection with the Sale Agreement.

Indenture

The Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee and Securities Intermediary (the “Indenture Trustee”), have entered into an Indenture, which is supplemented by the Series A Series Supplement thereto, pursuant to which, among other things, the Issuing Entity has granted to the Indenture Trustee a lien on certain collateral, including the Rate Stabilization Property, to secure the payment of the principal of and interest on the Rate Stabilization Bonds, and all other related fees and expenses. The Series A Series Supplement establishes the terms of the Rate Stabilization Bonds, including the applicable interest rate and the expected amortization schedule of the Rate Stabilization Bonds.

Rate Stabilization Property Servicing Agreement

Pursuant to the Rate Stabilization Property Servicing Agreement (the “Servicing Agreement”) between the Issuing Entity and BGE, BGE, as Servicer, will manage, service, administer and make collections in respect of the Qualified Rate Stabilization Charge. BGE’s duties as Servicer include obtaining meter reads, calculating, billing and collecting the Qualified Rate Stabilization Charge, remitting the Qualified Rate Stabilization Charge to the Indenture Trustee under the Indenture described above and notifying the Maryland Public Service Commission of adjustments to the Qualified Rate Stabilization Charge. The Issuing Entity will pay BGE a semi-annual servicing fee of $311,600.  BGE, as Servicer, has agreed to indemnify the Issuing Entity and the Indenture Trustee under the Indenture described above, for itself and on behalf of the holders of the Rate Stabilization Bonds, for the Servicer’s willful misconduct, bad faith or gross negligence in the performance of its duties or observance of its covenants under the Servicing Agreement or for the Servicer’s reckless disregard of its obligations and duties under the Servicing Agreement.

ITEM 8.01    OTHER EVENTS

In connection with the Offering, the Issuing Entity and BGE entered into the agreements listed below in Item 9.01, which are annexed hereto as Exhibits 1.1, 10.3 and 10.4 to this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

1.1
Underwriting Agreement dated June 22, 2007, by and among the Issuing Entity, BGE and Barclays Capital Inc., Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated as underwriters.

4.1	Indenture dated as of June 29, 2007, by and between the Issuing Entity and Deutsche Bank Trust Company Americas, as indenture trustee and securities intermediary.

4.2	Series Supplement dated as of June 29, 2007, by and between the Issuing Entity and the Indenture Trustee.

5.1	Opinion of Thelen Reid Brown Raysman & Steiner LLP with respect to legality of the Rate Stabilization Bonds.

5.2	Opinion of Richards, Layton & Finger, P.A. with respect to due authorization of the Rate Stabilization Bonds by the Issuing Entity.

8.1	Opinion of Thelen Reid Brown Raysman & Steiner LLP with respect to federal tax matters (included in Exhibit 5.1).

8.2	Opinion of Miles and Stockbridge PC with respect to state tax matters.

10.1	Rate Stabilization Property Purchase and Sale Agreement dated as of June 29, 2007, by and between the Issuing Entity and BGE, as seller.

10.2	Rate Stabilization Property Servicing Agreement dated as of June 29, 2007, by and between the Issuing Entity and BGE, as servicer.

10.3	Administration Agreement dated as of June 29, 2007, by and between the Issuing Entity and BGE, as administrator.

10.4	Amended and Restated Limited Liability Company Agreement of RSB BondCo LLC dated as of June 29, 2007.

23.1	Consent of Thelen Reid Brown Raysman & Steiner LLP (contained in its opinion filed as Exhibit 5.1).

23.2	Consent of Thelen Reid Brown Raysman & Steiner LLP (contained in its opinion filed as Exhibit 8.1).

24.1	Consent of Richards, Layton & Finger, P.A. (contained in its opinion filed as Exhibit 5.2).

24.2	Consent of Miles and Stockbridge PC (contained in its opinion filed as Exhibit 8.2).

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Depositor and the Issuing Entity has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 5, 2007	BALTIMORE GAS AND ELECTRIC COMPANY —————————————————— (Co-Registrant and Depositor) /s/ Charles A. Berardesco
—————————————————— Charles A. Berardesco Corporate Secretary
RSB BONDCO LLC —————————————————— (Co-Registrant and Issuing Entity) /s/ Charles A. Berardesco
—————————————————— Charles A. Berardesco Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated June 22, 2007, by and among the Issuing Entity, BGE and Barclays Capital Inc., Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated as underwriters.

4.1	Indenture dated as of June 29, 2007, by and between the Issuing Entity and Deutsche Bank Trust Company Americas, as indenture trustee and securities intermediary.
4.2	Series Supplement dated as of June 29, 2007, by and between the Issuing Entity and the Indenture Trustee.
5.1	Opinion of Thelen Reid Brown Raysman & Steiner LLP with respect to legality of the Rate Stabilization Bonds.
5.2	Opinion of Richards, Layton & Finger, P.A. with respect to due authorization of the Rate Stabilization Bonds by the Issuing Entity.
8.1	Opinion of Thelen Reid Brown Raysman & Steiner LLP with respect to federal tax matters (included in Exhibit 5.1).
8.2	Opinion of Miles and Stockbridge PC with respect to state tax matters.
10.1	Rate Stabilization Property Purchase and Sale Agreement dated as of June 29, 2007, by and between the Issuing Entity and BGE, as seller.
10.2	Rate Stabilization Property Servicing Agreement dated as of June 29, 2007, by and between the Issuing Entity and BGE, as servicer.
10.3	Administration Agreement dated as of June 29, 2007, by and between the Issuing Entity and BGE, as administrator.
10.4	Amended and Restated Limited Liability Company Agreement of RSB BondCo LLC dated as of June 29, 2007.
23.1	Consent of Thelen Reid Brown Raysman & Steiner LLP (contained in its opinion filed as Exhibit 5.1).
23.2	Consent of Thelen Reid Brown Raysman & Steiner LLP (contained in its opinion filed as Exhibit 8.1).
24.1	Consent of Richards, Layton & Finger, P.A. (contained in its opinion filed as Exhibit 5.2).
24.2	Consent of Miles and Stockbridge PC (contained in its opinion filed as Exhibit 8.2).